                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 18-Dec-01

                         CIT Equipment Collateral 2001-1

              A New York      Commission File      I.R.S. Employer
              Corporation     No. 0001136811       No. 51-0407692

                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

                  Item 5. Other

                        CIT Equipment Collateral 2001-1
                            Monthly Servicing Report

                                                    Determination Date: 12/18/01
                                                     Collection Period: 11/30/01
                                                          Payment Date: 12/20/01

         I. AVAILABLE FUNDS

            A. Available Pledged Revenues

               a. Scheduled Payments Received                                                                 $ 22,269,115.36
               b. Liquidation Proceeds Allocated to Owner Trust                                                  1,083,774.18
               c. Required Payoff Amounts of Prepaid Contracts                                                   1,039,758.16
               d. Required Payoff Amounts of Purchased Contracts                                                         0.00
               e. Proceeds of Clean-up Call                                                                              0.00
               f. Investment Earnings on Collection Account and Note Distribution Account                                0.00
                                                                                                              ---------------
                     Total Available Pledged Revenues =                                                       $ 24,392,647.70

            B. Determination of Available Funds

               a. Total Available Pledged Revenues                                                            $ 24,392,647.70
               b. Receipt from Class A-4 Swap Counterparty                                                               0.00
               c. Servicer Advances                                                                              3,925,094.69
               d. Recoveries of prior Servicer Advances                                                         (3,371,186.13)
               e. Withdrawal from Cash Collateral Account                                                        1,206,990.30
                                                                                                              ---------------
                     Total Available Funds =                                                                  $ 26,153,546.56

         II. DISTRIBUTION AMOUNTS

            A. COLLECTION ACCOUNT DISTRIBUTIONS

               1. Reimbursement of Servicer Advances

               2  Servicing Fee                                                                                    369,587.95

               3  Class A-1 Note Interest Distribution                     0.00
                  Class A-1 Note Principal Distribution                    0.00
                     Aggregate Class A-1 distribution                                                                    0.00

               4  Class A-2 Note Interest Distribution               809,609.36
                  Class A-2 Note Principal Distribution           21,811,838.87
                     Aggregate Class A-2 distribution                                                           22,621,448.23

               5. Class A-3 Note Interest Distribution             1,015,491.67
                  Class A-3 Note Principal Distribution                    0.00
                     Aggregate Class A-3 distribution                                                            1,015,491.67

               6. Class A-4 Note Interest Distribution               247,070.67
                  Class A-4 Note Principal Distribution                    0.00
                     Aggregate Class A-4 distribution                                                              247,070.67

               7. Class B Note Interest Distribution                  39,250.24
                  Class B Note Principal Distribution                348,061.26
                     Aggregate Class B distribution                                                                387,311.50

               8. Class C Note Interest Distribution                  54,501.90
                  Class C Note Principal Distribution                464,081.68
                     Aggregate Class C distribution                                                                518,583.58

               9. Class D Note Interest Distribution                  75,272.75
                  Class D Note Principal Distribution                580,102.10
                     Aggregate Class D distribution                                                                655,374.85

               10. Payment due to the Class A-4 Swap Counterparty                                                  338,678.11

               11. Deposit to the Cash Collateral Account                                                                0.00

               12. Amounts in accordance with the CCA Loan Agreement                                                     0.00

               13. To the holder of the equity certificate                                                               0.00


                                    Collection Account Distributions =                                          26,153,546.56
                                                                                                                =============



            B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

               1. Payment due on the Senior Loan                                                                   561,486.17

               2. Payment due on the Holdback                                                                            0.00

               3. Payment to the Depositor                                                                               0.00
                                                                                                               --------------

                                    Cash Collateral Account Distributions =                                        561,486.17
                                                                                                               ==============

         III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

                    -----------------------------------------------------------------------------------------
                          Distribution            Class A-1       Class A-2        Class A-3       Class A-4
                             Amounts                Notes           Notes            Notes           Notes
                    -----------------------------------------------------------------------------------------
              1.          Interest Due              0.00           809,609.36     1,015,491.67     247,070.67
              2           Interest Paid             0.00           809,609.36     1,015,491.67     247,070.67
              3        Interest Shortfall           0.00                 0.00             0.00           0.00
                         ((1) minus (2))
              4          Principal Paid             0.00        21,811,838.87             0.00           0.00

              5     Total Distribution Amount       0.00        21,811,838.87       247,070.67     338,678.11
                           ((2) plus (4))



                     -------------------------------------------------------------------------------------------
                          Distribution             Class B        Class C            Class D      Total Offered
                             Amounts                Notes          Notes              Notes           Notes
                     -------------------------------------------------------------------------------------------
              1.           Interest Due            39,250.24     54,501.90         75,272.75        2,241,196.59
              2            Interest Paid           39,250.24     54,501.90         75,272.75        2,241,196.59
              3         Interest Shortfall              0.00          0.00              0.00                0.00
                          ((1) minus (2))
              4           Principal Paid          348,061.26    464,081.68        580,102.10       23,204,083.91

              5      Total Distribution Amount    387,311.50    518,583.58        655,374.85       23,958,857.58
                          ((2) plus (4))



         IV. Information Regarding the Securities

            A  Summary of Balance Information

                   ---------------------------------------------------------------------------------------------------
                                     Applicable   Principal Balance   Class Factor    Principal Balance   Class Factor
                        Class          Coupon          Dec-01            Dec-01             Nov-01           Nov-01
                                        Rate        Payment Date      Payment Date       Payment Date     Payment Date
                   ---------------------------------------------------------------------------------------------------
              a.   Class A-1 Notes     5.0325%               0.00       0.00000                   0.00       0.00000
              b.   Class A-2 Notes     5.0200%     171,720,280.09       0.67606         193,532,118.97       0.76194
              c.   Class A-3 Notes     5.2300%     233,000,000.00       1.00000         233,000,000.00       1.00000
              d.   Class A-4 Notes     2.2925%     129,328,157.00       1.00000         129,328,157.00       1.00000
              e.    Class B Notes      5.3100%       8,522,049.53       0.67064           8,870,110.79       0.69803
              f.    Class C Notes      5.5300%      11,362,732.70       0.67064          11,826,814.38       0.69803
              g.    Class D Notes      6.1100%      14,203,415.88       0.67064          14,783,517.98       0.69803

              h.           Total Offered Notes     568,136,635.20                       591,340,719.11

              i.        One - Month Libor Rate            2.1025%

            B  Other Information

               ------------------------------------------------------------
                                        Scheduled             Scheduled
                                    Principal Balance     Principal Balance
                    Class                Dec-01                Nov-01
                                      Payment Date          Payment Date
               ------------------------------------------------------------
               Class A-1 Notes            0.00                  0.00


               -----------------------------------------------------------------------------------------------
                                             Target              Class            Target              Class
                            Class       Principal Amount         Floor       Principal Amount         Floor
                Class    Percentage          Dec-01             Dec-01            Nov-01             Nov-01
                                          Payment Date       Payment Date      Payment Date       Payment Date
               -----------------------------------------------------------------------------------------------

               Class A     94.00%       534,048,437.09                        555,860,275.96
               Class B      1.50%         8,522,049.53            0.00          8,870,110.79           0.00
               Class C      2.00%        11,362,732.70            0.00         11,826,814.38           0.00
               Class D      2.50%        14,203,415.88            0.00         14,783,517.98           0.00



         V. PRINCIPAL

            A. MONTHLY PRINCIPAL AMOUNT

               1. Principal Balance of Notes and Equity Certificates                         591,340,719.11
                  (End of Prior Collection Period)

               2. Contract Pool Principal Balance (End of Collection Period)                 568,136,635.20
                                                                                             --------------

                     Total monthly principal amount                                           23,204,083.91



         VI. CONTRACT POOL DATA

            A. CONTRACT POOL CHARACTERISTICS

                                                          -----------------------------------------------------
                                                             Original            Dec-01              Nov-01
                                                               Pool           Payment Date        Payment Date
                                                          -----------------------------------------------------
               1.    a.  Contract Pool Balance            847,157,614.00     568,136,635.20      591,340,719.11
                     b.  No of Contracts                          47,846             44,111              44,660

               2.    Weighted Average Remaining Term               40.60               32.9                33.7

               3.    Weighted Average Original Term                 44.1

         B. DELINQUENCY INFORMATION

                                                            ----------------------------------------------------------------
                                                              % of        % of Aggregate
                                                                          Required Payoff       No. Of    Aggregate Required
                                                            Contracts         Amount           Accounts     Payoff Amounts
                                                            ----------------------------------------------------------------
               1. Current                                     93.21%           93.84%            41,114     540,846,586.68
                  31-60 days                                   3.62%            3.76%             1,595      21,658,981.26
                  61-90 days                                   1.53%            1.20%               676       6,939,111.65
                  91-120 days                                  0.76%            0.54%               334       3,084,558.28
                  120+ days                                    0.89%            0.67%               392       3,836,015.98

                     Total Delinquency                        100.0%           100.0%            44,111     576,365,253.85

               2. Delinquent Scheduled Payments:

                  Beginning of Collection Period                                           7,674,710.09
                  End of Collection Period                                                 8,228,618.65
                                                                                           ------------

                     Change in Delinquent Scheduled Payments                                 553,908.56


         C. DEFAULTED CONTRACT INFORMATION

               1. Required Payoff Amount on Defaulted Contracts                            2,318,919.16
               2. Liquidation Proceeds received                                            1,083,774.18
                                                                                           ------------
               3. Current Liquidation Loss Amount                                          1,235,144.98

               4. Cumulative Liquidation Losses to date                                    8,756,819.58

                                 % of Initial Contracts                                          3.513%
                     % of Initial Contract Pool Balance                                          1.034%



      VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

           A.  CASH COLLATERAL ACCOUNT

                   1.    Opening Cash Collateral Account                                                     42,872,202.14

                   2.    Deposit from the Collection Account                                                          0.00

                   3.    Withdrawls from the Cash Collateral Account                                         (1,206,990.30)

                   4.    Available amount                                                                    41,665,211.84

                   5.    Required Cash Collateral Account Amount                                             41,189,906.05

                   6.    Cash Collateral Account Surplus/ (Shortfall)                                                 0.00

                   7     Release of Cash Collateral Surplus                                                    (475,305.79)

                   8     Ending Cash Collateral Account                                                      41,189,906.05

         B. CASH COLLATERAL ACCOUNT LOANS

            1. Available Funds
               a. Excess Spread from Collection Account                                                                0.00
               b. Investment Earnings                                                                             86,180.38

               Total Available Funds                                                                              86,180.38

            2. Distribution of Available Funds
               a. Senior Loan Interest                                                                            86,180.38
               b. Senior Loan Principal                                                                                0.00
               c. Holdback Amount Interest                                                                             0.00
               d. Holdback Amount Principal                                                                            0.00
               e. Remainder to the Depositor                                                                           0.00

            3. Distribution of CCA Surplus:
               a. Senior Loan Principal                                                                          475,305.79
               b. Holdback Amount Principal                                                                            0.00
                    Total Distribution of Surplus                                                                475,305.79

            4. Summary of Balance and Rate Information
               Applicable Rates for the Interest Period:
               a. Libor Rate for the Interest Period                     2.1025%
               b. Senior Loan Interest Rate                              5.6025%
               c. Holdback Amount Interest Rate                          7.3525%


               ----------------------------------------------------------------
                                             Dec-01                   Nov-01
               Item                       Payment Date             Payment Date
               ----------------------------------------------------------------
               a.  Senior Loan            5,520,978.43             5,996,284.22
               b.  Holdback Amount       42,357,880.69            42,357,880.69


         VIII. MISCELLANEOUS INFORMATION

            A. SERVICER ADVANCE BALANCE

               1. Opening Servicer Advance Balance                                                            7,674,710.09
               2. Current Period Servicer Advance                                                             3,925,094.69
               3. Recoveries of prior Servicer Advances                                                      (3,371,186.13)
               4. Ending Servicer Advance Balance                                                             8,228,618.65

            D. OTHER RELATED INFORMATION

               1. Discount Rate                                                                                    6.0260%
               2. Life to Date Prepayment (CPR)                                                                       9.5%
               3. Life to Date Substitutions:
                  a. Prepayments                                           0.00
                  b. Defaults                                              0.00

 NCT Funding Company LLC, Chase Manhattan Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY
CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 08/20/01

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                               Capita Corporation

                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer